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                                                                EXHIBIT 10.30

                          HOME SHOPPING NETWORK, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

         1.      DEFINITIONS.

         (a) "Administrator" means PNC National Bank, or any successor appointed by the Company from time to time.

         (b) "Base Compensation" means any base salary, wages and overtime pay received by a Participant.

         (c) "Company" means Home Shopping Network, Inc. and its subsidiaries.

         (d) "Eligible Employee" means any person who is currently employed by the Company or any of its subsidiaries on a regular full-time basis and has been so employed for a period of at least 90 days prior to electing to participate in the Plan. A person shall be considered employed on a regular full-time basis if he or she is customarily employed at least 30 hours per week.

         (e) "Enrollment Dates" means such quarterly dates as are prescribed by the Administrator, on which Eligible Employees may commence participation in the Plan, and Participants may make changes to the level of their participation.

         (f) "Insider" means an Eligible Employee subject to the requirements and restrictions of Section 16 of the Securities Exchange Act of 1934.

         (g) "Participant" means any Eligible Employee who elects to purchase Shares pursuant to the Plan.

         (h) "Plan" means this Home Shopping Network, Inc. Employee Stock Purchase Plan.

         (i)     "Shares" means common stock of the Company.

         2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of Shares in the open market.

         3.      BASIS OF PARTICIPATION AND FOR PURCHASING SHARES.

                 (a) An Eligible Employee may purchase Shares through payroll deduction by completing the Payroll Deduction Authorization Form and such other forms as may be promulgated by the Company and delivering them to the Company at least 10 days prior to an Enrollment Date. The Payroll Deduction Authorization Form shall state the percentage of the Participant's Base Compensation that he or she desires to have withheld, which percentage shall be a whole number not less than one and not greater than 15.
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                 (b)      The designated percentage of compensation shall be
withheld by the Company for the next pay period after the Enrollment Date and for each succeeding pay period until the Participant submits a Payroll Deduction Authorization Form changing such election. Changes to the percentage of compensation to be withheld may be made by submitting a Payroll Deduction Authorization Form to the Company at least 10 days before any subsequent Enrollment Date; provided, however, that a Participant may discontinue participation in the Plan at any time, as provided in Section 9.

                 (c) The Company will deliver the amounts deducted from the Participant's compensation to the Administrator, who will accumulate and hold such funds for each Participant's account. Not less frequently than monthly, the Administrator will use the funds accumulated to purchase Shares in the open market for the benefit of the Participants. The purchase price for such Shares shall be their fair market value as of the time of purchase. The Participant shall not be charged any brokerage fees in relation to the purchases, and he or she shall be entitled to the interest, if any, paid on funds held for his or her account. Once funds have been withheld from the Participant's compensation, the Participant shall have no right to obtain the release of such funds, except in accordance with the terms of this Plan.

                 (d) Shares purchased by the Administrator shall be allocated to the individual accounts established for Participants in proportion to the respective amounts withheld for Participants' accounts. Any funds not used for the purchase of Shares on a particular purchase date shall be carried over to the next purchase date.

         4. OWNERSHIP OF SHARES. The Shares once allocated to the Participants' accounts become the sole property of the respective Participants. All Shares are registered as designated by the Administrator and remain so registered until delivery or sale is requested by the Participant pursuant to
Section 5.

         5.      DELIVERY; SALE.

                 (a) A Participant may instruct the Company to advise the Administrator at any time to deliver to him or her a certificate for any or all of his or her Shares, without affecting his or her continuing participation in the Plan; provided, however, that such Participant shall pay any and all costs associated with the issuance and delivery of such certificate.

                 (b) A Participant may instruct the Company to advise the Administrator at any time to sell any or all of the Shares allocable to his or her account, without affecting his or her continuing participation in the Plan. The Company shall pay all charges therefor, including but not limited to brokerage commis-





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

sions, transfer taxes, and registration fees. The proceeds of any such sale shall promptly be delivered to the Participant.

         6. DISTRIBUTIONS ON SHARES. Cash dividends and other cash distributions on Shares held in the custody of the Administrator are credited to the account of the Participant, and the Participant may take a distribution of such dividend or distribution or request the Administrator to purchase additional Shares of the Company. Any dividends paid in Shares or any splits of Shares which are received by the Administrator on Shares held in custody will be allocated to each Participant in accordance with his or her interest in the Shares in which the dividends or splits are paid, without charge.

         7. CONFIRMATION OF TRANSACTIONS AND STATEMENTS OF ACCOUNT. Each Participant will receive from the Administrator quarterly statements of account which itemize the transactions for his or her account, and will also receive confirmations of current transactions if required by regulatory authorities.

         8. COMMUNICATIONS FROM COMPANY AND VOTING OF SHARES. The Administrator shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. The Shares in each Participant's account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator, or otherwise in accordance with rules applicable to the Company.

         9.      TERMINATION OF PARTICIPATION IN PLAN.

                 (a) A Participant may terminate his or her participation in the Plan at any time by delivering to the Company written notice terminating his or her payroll deduction authorization, which will become effective as soon as practicable after receipt.

                 (b) Participation in the Plan and payroll deduction authorizations terminate automatically without notice upon death or other termination of employment with the Company. Any funds submitted in payment for Shares prior to termination of employment and prior to purchase of Shares shall be promptly returned to the Participant.

         10.     DIRECTORS AND EXECUTIVE OFFICERS.  If an Insider:

                 (a)      Withdraws Shares from the Plan pursuant to Section
                          5(a),

                 (b) Instructs the Administrator to sell any or all of the Shares held by the Plan for the account of such Insider pursuant to Section 5(b), or





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                 (c)      Ceases participation in the Plan pursuant to Section
                          9,

then the Insider shall immediately be required to cease participation in the Plan and shall not be permitted to renew participation in the Plan for at least six months after the date of such withdrawal, sale or cessation of participation.

         11.     ADMINISTRATION.

                 (a) The Company's responsibilities under the Plan will be administered by the Compensation/Benefits Committee appointed by the Board of Directors, which Committee has appointed the Administrator to perform certain functions. The Compensation/Benefits Committee serves at the pleasure of the Board of Directors. The Company reserves the right to change the designation of the Administrator at any time. Certain conditions imposed upon brokers by regulatory agencies could cause delay, from time to time, in the purchase of Shares for which delay neither the Company nor the Administrator shall have any liability.

                 (b) All Shares issued under the Plan will either be appropriately registered under applicable federal and state securities laws or issued in transactions that comply with exemptions from the securities registration requirements of applicable federal and state laws. The Compensation/Benefits Committee may establish procedures and restrictions in its discretion to ensure compliance with applicable securities laws.

         12. TERM OF PLAN. Unless sooner terminated as provided in Section 13, the Plan shall commence on satisfaction of the conditions of Section 15. Notwithstanding anything in the Plan to the contrary, if (i) the Company is merged or consolidated with another corporation, and the Company is not a surviving corporation or (ii) the Company is liquidated or dissolved, then the Plan shall immediately terminate and all rights to purchase stock hereunder to the extent not then exercised shall cease and become void.

         13. AMENDMENT OR TERMINATION. The Board of Directors of the Company shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that without stockholder approval, no such amendment of the Plan shall (i) change the price at which the Shares shall be sold from fair market value, or (ii) change the eligibility requirements. Upon termination, all rights to purchase Shares hereunder to the extent not then exercised shall cease and become void.





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

         14.     NOTICES.

                 (a) All notices or other communications by an employee to the Company under or in connection with the Plan shall be deemed to have been duly given when actually received by the Administrator or when actually received in the form specified by the Company at the locations, or by the person, designated by the Company for the receipt thereof.

                 (b) All notices or other communications by the Company to an employee under or in connection with the Plan shall be deemed to have been duly given by the Company to the employee if hand delivered to the employee or delivered to the employee's location of employment, or if sent by U.S. mail to the residence or business address of the employee as reflected on the books of the Company or to such other address as the employee may designate from time to time by notice given in accordance with the provisions in Section 14.

         15. CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the occurrence of the following:

                 (a) Adoption of the Plan by the Board of Directors of the Company;

                 (b) Approval of the Plan by the shareholders of the Company; and

                 (c) The effective registration under applicable federal and state securities laws of the Shares under the Plan or the receipt of an opinion of counsel to the Company that registration of the Shares under the Plan will not be necessary under either federal or state securities laws.

         16. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Eligible Employee or other person.





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

                          HOME SHOPPING NETWORK, INC.
                     PART-TIME EMPLOYEE STOCK PURCHASE PLAN

         1.      DEFINITIONS.

         (a) "Administrator" means PNC National Bank, or any successor appointed by the Company from time to time.

         (b) "Base Compensation" means any base salary, wages and overtime pay received by a Participant.

         (c) "Company" means Home Shopping Network, Inc. and its subsidiaries.

         (d) "Eligible Employee" means any person who is currently employed by the Company or any of its subsidiaries on a regular part-time basis and has been so employed for a period of at least 90 days prior to electing to participate in the Plan. A person shall be considered employed on a regular part-time basis if he or she is customarily employed less than 30 hours per week.

         (e) "Enrollment Dates" means such quarterly dates as are prescribed by the Administrator, on which Eligible Employees may commence participation in the Plan, and Participants may make changes to the level of their participation.

         (f) "Participant" means any Eligible Employee who elects to purchase Shares pursuant to the Plan.

         (g) "Plan" means this Home Shopping Network, Inc. Employee Stock Purchase Plan.

         (h)     "Shares" means common stock of the Company.

         2. PURPOSE OF THE PLAN. The purpose of the Plan is to provide employees of the Company with an opportunity to acquire a proprietary interest in the Company through the purchase of Shares in the open market.

         3.      BASIS OF PARTICIPATION AND FOR PURCHASING SHARES.

                 (a) An Eligible Employee may purchase Shares through payroll deduction by completing the Payroll Deduction Authorization Form and such other forms as may be promulgated by the Company and delivering them to the Company at least 10 days prior to an Enrollment Date. The Payroll Deduction Authorization Form shall state the percentage of the Participant's Base Compensation that he or she desires to have withheld, which percentage shall be a whole number not less than one and not greater than 15.

                 (b) The designated percentage of compensation shall be withheld by the Company for the next pay period after the Enrollment Date and for each succeeding pay period until the Participant submits a Payroll Deduction Authorization Form changing such election. Changes to the percentage of compensation to be withheld may be made by submitting a Payroll Deduction Authorization Form to the Company at least 10 days before any subsequent Enrollment Date; provided, however, that a Participant may discontinue participation in the Plan at any time, as provided in Section 9.

                 (c) The Company will deliver the amounts deducted from the Participant's compensation to the Administrator, who will accumulate and hold such funds for each Participant's account. Not less frequently than monthly, the Administrator will use the funds accumulated to purchase Shares in the open market for the benefit of the Participants. The purchase price for such Shares shall be their fair market value as of the time of purchase. The Participant shall not be charged any brokerage fees in relation to the purchases, and he or she shall be entitled to the interest, if any, paid on funds held for his or her account. Once funds have been withheld from the Participant's compensation, the Participant shall have no right to obtain the release of such funds, except in accordance with the terms of this Plan.

                 (d) Shares purchased by the Administrator shall be allocated to the individual accounts established for Participants in proportion to the respective amounts withheld for Participants' accounts. Any funds not used for the purchase of Shares on a particular purchase date shall be carried over to the next purchase date.

         4. OWNERSHIP OF SHARES. The Shares once allocated to the Participants' accounts become the sole property of the respective Participants. All Shares are registered as designated by the Administrator and remain so registered until delivery or sale is requested by the Participant pursuant to
Section 5.

         5.      DELIVERY; SALE.

                 (a) A Participant may instruct the Company to advise the Administrator at any time to deliver to him or her a certificate for any or all of his or her Shares, without affecting his or her continuing participation in the Plan; provided, however, that such Participant shall pay any and all costs associated with the issuance and delivery of such certificate.

                 (b) A Participant may instruct the Company to advise the Administrator at any time to sell any or all of the Shares allocable to his or her account, without affecting his or her continuing participation in the Plan. The Company shall pay all charges therefor, including but not limited to brokerage commissions, transfer taxes, and registration fees. The proceeds of any such sale shall promptly be delivered to the Participant.

         6. DISTRIBUTIONS ON SHARES. Cash dividends and other cash distributions on Shares held in the custody of the Administrator





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are credited to the account of the Participant, and the Participant may take a distribution of such dividend or distribution or request the Administrator to purchase additional Shares of the Company. Any dividends paid in Shares or any splits of Shares which are received by the Administrator on Shares held in custody will be allocated to each Participant in accordance with his or her interest in the Shares in which the dividends or splits are paid, without charge.

         7. CONFIRMATION OF TRANSACTIONS AND STATEMENTS OF ACCOUNT. Each Participant will receive from the Administrator quarterly statements of account which itemize the transactions for his or her account, and will also receive confirmations of current transactions if required by regulatory authorities.

         8. COMMUNICATIONS FROM COMPANY AND VOTING OF SHARES. The Administrator shall deliver to each Participant as promptly as practicable, by mail or otherwise, all notices of meetings, proxy statements and other material distributed by the Company to its shareholders. The Shares in each Participant's account will be voted in accordance with the Participant's signed proxy instructions duly delivered to the Administrator, or otherwise in accordance with rules applicable to the Company.

         9.      TERMINATION OF PARTICIPATION IN PLAN.

                 (a) A Participant may terminate his or her participation in the Plan at any time by delivering to the Company written notice terminating his or her payroll deduction authorization, which will become effective as soon as practicable after receipt.

                 (b) Participation in the Plan and payroll deduction authorizations terminate automatically without notice upon death or other termination of employment with the Company. Any funds submitted in payment for Shares prior to termination of employment and prior to purchase of Shares shall be promptly returned to the Participant.

         10.     ADMINISTRATION.

                 (a) The Company's responsibilities under the Plan will be administered by the Compensation/Benefits Committee appointed by the Board of Directors, which Committee has appointed the Administrator to perform certain functions. The Compensation/Benefits Committee serves at the pleasure of the Board of Directors. The Company reserves the right to change the designation of the Administrator at any time. Certain conditions imposed upon brokers by regulatory agencies could cause delay, from time to time, in the purchase of Shares for which delay neither the Company nor the Administrator shall have any liability.

                 (b) All Shares issued under the Plan will either be appropriately registered under applicable federal and state securities laws or issued in transactions that comply with exemptions from the securities registration requirements of applicable federal and state laws. The Compensation/Benefits Committee may establish procedures and restrictions in its discretion to ensure compliance with applicable securities laws.

         11. TERM OF PLAN. Unless sooner terminated as provided in Section 12, the Plan shall commence on satisfaction of the conditions of Section 14. Notwithstanding anything in the Plan to the contrary, if (i) the Company is merged or consolidated with another corporation, and the Company is not a surviving corporation or (ii) the Company is liquidated or dissolved, then the Plan shall immediately terminate and all rights to purchase stock hereunder to the extent not then exercised shall cease and become void.

         12. AMENDMENT OR TERMINATION. The Board of Directors of the Company shall have the right to amend, modify, or terminate the Plan at any time without notice. Upon termination, all rights to purchase Shares hereunder to the extent not then exercised shall cease and become void.

         13.     NOTICES.

                 (a) All notices or other communications by an employee to the Company under or in connection with the Plan shall be deemed to have been duly given when actually received by the Administrator or when actually received in the form specified by the Company at the locations, or by the person, designated by the Company for the receipt thereof.

                 (b) All notices or other communications by the Company to an employee under or in connection with the Plan shall be deemed to have been duly given by the Company to the employee if hand delivered to the employee or delivered to the employee's location of employment, or if sent by U.S. mail to the residence or business address of the employee as reflected on the books of the Company or to such other address as the employee may designate from time to time by notice given in accordance with the provisions of Section 13.

         14. CONDITIONS PRECEDENT TO EFFECTIVENESS. The Plan shall become effective upon the occurrence of the following:

                 (a) Adoption of the Plan by the Board of Directors of the Company; and

                 (b) The effective registration under applicable federal and state securities laws of the Shares under the Plan or the receipt of an opinion of counsel to the Company that registration





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

of the Shares under the Plan will not be necessary under either federal or state securities laws.

         15. RIGHT TO TERMINATE EMPLOYMENT. Nothing in the Plan or any agreement entered into pursuant to the Plan shall confer upon any Eligible Employee or other person the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such Eligible Employee or other person.





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